UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 30, 2016 (June 28, 2016)

American Finance Trust, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-55197	90-0929989
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Park Avenue, 14th Floor New York, New York 10022
(Address, including zip code, of Principal Executive Offices) Registrant's telephone number, including area code: (212) 415-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Special Committee of the Board

American Finance Trust, Inc. (the “Company”) announced that a special committee comprised entirely of independent directors (the “Special Committee”) has initiated a strategic review process to identify, examine and consider a range of strategic alternatives available to the Company with the objective of maximizing shareholder value, including potential strategic transactions involving the Company and one or more entities sponsored by affiliates of the Company’s sponsor. The Company has engaged financial advisors and the Special Committee has retained Pepper Hamilton LLP as its special independent legal counsel.

The Special Committee and its financial advisors have engaged in discussions with various entities’ special committees and their respective financial advisors in regards to potential strategic transactions. Although certain of these discussions have progressed, none has resulted in a definitive agreement. The Special Committee has not made a decision whether to recommend to the board of directors that the Company enter into any proposed transaction, and there can be no assurance that any of these preliminary discussions will result in a definitive agreement or that any such transactions would be approved by stockholders. The Company does not intend to provide updates on the discussions or negotiations regarding any of the proposed transactions unless or until it determines that further disclosure is appropriate or required based on the then-current facts and circumstances.

Amendments to Share Repurchase Program

On June 28, 2016, in consideration of the strategic review process, the board of directors of the Company determined to amend the Company’s existing share repurchase program (the “SRP” and the “SRP Amendment”) to provide for one twelve-month repurchase period for calendar year 2016 (the “2016 Repurchase Period”) instead of two semi-annual periods ending June 30 and December 31. The annual limit on repurchases under the SRP remains unchanged and continues to be limited to a maximum of 5.0% of the weighted average number of shares of common stock of the Company outstanding during its prior fiscal year (the “2015 Outstanding Shares”) and is subject to the terms and limitations set forth in the SRP. Accordingly, the 2016 Repurchase Period will be limited to a maximum of 5.0% of the 2015 Outstanding Shares and continue to be subject to the terms and conditions set forth in the SRP, as amended. Following calendar year 2016, the repurchase periods will return to two semi-annual periods and applicable limitations set forth in the SRP. The SRP Amendment also provides, for calendar year 2016 only, that any amendments, suspensions or terminations of the SRP will become effective on the day following the Company’s public announcement of such amendments, suspension or termination. The SRP Amendment will become effective on July 30, 2016 and will only apply to repurchase periods in calendar year 2016.

Except as set forth in the SRP Amendment, all other terms and conditions of the SRP continue to apply. As provided for in the SRP, stockholders who have previously submitted a repurchase request, or stockholders who submit a repurchase request in the future, will continue to have the ability to cancel their repurchase requests by notifying a customer service representative on or prior to December 31, 2016, the last day of the repurchase period. Otherwise, as outlined in the SRP, if a repurchase request is not cancelled prior to the end of the repurchase period, a stockholder would be contractually bound to the repurchase and would not be permitted to cancel the repurchase request prior to the payment of repurchase proceeds.

The foregoing summary of the SRP Amendment is qualified by the text of the SRP Amendment, which is filed as Exhibit 99.1 to this Form 8-K. The SRP was filed as an exhibit to the quarterly report on Form 10-Q for the period ended March 31, 2016, filed on May 16, 2016.

Amendment to Distribution Reinvestment Plan

Also on June 28, 2016, in consideration of the strategic review process, and in order to provide the Company additional flexibility with respect to the timing of future issuances under its distribution reinvestment plan (“DRIP”), the board of directors of the Company determined to amend the Company’s DRIP (the “DRIP Amendment”) to provide that any amendment, suspension or termination of the DRIP will become effective immediately upon (i) the Company’s public announcement of such amendment, suspension or termination and (ii) the Company’s mailing of a notice regarding the amendment, suspension or termination to each DRIP participant. The DRIP Amendment does not modify the DRIP provision prohibiting amendments, prior to the listing of the Company’s common stock on a national securities exchange, to a DRIP participant’s right to terminate or modify his participation in the DRIP. In accordance with the DRIP, the DRIP Amendment becomes effective 10 days after the Company mails notice of the DRIP Amendment to DRIP participants.

The foregoing summary of the DRIP Amendment is qualified by the text of the DRIP Amendment, which is filed as Exhibit 99.2 to this Form 8-K.

Forward Looking Statements

The statements in this Current Report on Form 8-K include statements regarding the intent, belief or current expectations of the Company and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “strives,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should” or similar expressions. The Company may not actually identify any viable strategic transactions, execute any strategic transaction, or achieve the plans, intentions, or expectations disclosed in these forward looking statements, and you should not place undue reliance on these forward-looking statements. Actual results may differ materially from those contemplated by such forward-looking statements, including as a result of those factors set forth in the Risk Factors section of the Company’s most recent annual report on Form 10-K and quarterly report on Form 10-Q. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
99.1	Amendment to Amended and Restated Share Repurchase Program
99.2	Amendment to Distribution Reinvestment Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN FINANCE TRUST, INC.

Date: June 30, 2016	By:	/s/ Nicholas Radesca
Nicholas Radesca Chief Financial Officer, Secretary and Treasurer